Exhibit (a)(1)(B)

THIS DOCUMENT AND THE US OFFER DOCUMENT ARE IMPORTANT AND REQUIRE YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT ABOUT THE ACTION YOU SHOULD TAKE, YOU SHOULD IMMEDIATELY SEEK YOUR OWN PERSONAL FINANCIAL ADVICE FROM YOUR STOCKBROKER, ATTORNEY, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISER.

IF YOU HAVE SOLD OR OTHERWISE TRANSFERRED ALL YOUR ADSs, PLEASE PASS THE US OFFER DOCUMENT AND ALL ACCOMPANYING DOCUMENTS AS SOON AS POSSIBLE TO THE PURCHASER OR TRANSFEREE, OR TO THE BANK, STOCKBROKER OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE FORWARDED OR TRANSMITTED IN OR INTO ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS IN SUCH JURISDICTION. IF YOU HOLD ORDINARY SHARES, PAR VALUE US$0.00001, OF LUFAX HOLDING LTD, YOU MAY NOT USE THIS LETTER OF TRANSMITTAL TO TENDER THEM. LUFAX SHARES HELD BY US SHAREHOLDERS CAN ONLY BE TENDERED BY COMPLETING, SIGNING AND DELIVERING THE SEPARATE BLUE FORM OF ACCEPTANCE, AND LUFAX SHARES HELD BY NON-US SHAREHOLDERS CAN ONLY BE TENDERED BY COMPLETING, SIGNING AND DELIVERING THE SEPARATE WHITE FORM OF ACCEPTANCE.

LETTER OF TRANSMITTAL

Offer to Purchase for Cash

All Ordinary Shares of Holders in the United States and

All American Depositary Shares, Each Representing Two Ordinary Shares, to Holders Wherever Located

of

Lufax Holding Ltd

for

US$1.127 per Ordinary Share, or

US$2.254 per ADS,

by

An Ke Technology Company Limited and

China Ping An Insurance Overseas (Holdings) Limited,

each a wholly-owned subsidiary of Ping An Insurance (Group) Company of China, Ltd.

An Ke Technology Company Limited (Incorporated in Hong Kong with limited liability) China Ping An Insurance Overseas (Holdings) Limited (Incorporated in Hong Kong with limited liability)	Lufax Holding Ltd 陆 金 所 控 股 有 限 公 司 (Incorporated in the Cayman Islands with limited liability) (Stock Code: 6623) (NYSE Stock Ticker: LU)

THE LUFAX US OFFER WILL REMAIN OPEN FOR ACCEPTANCE BY ADS HOLDERS DURING THE OFFER PERIOD. THE OFFER PERIOD FOR ACCEPTANCES AND WITHDRAWALS WILL EXPIRE AT 4:00 P.M. (HONG KONG TIME), 4:00 A.M. (NEW YORK CITY TIME), ON OCTOBER 28, 2024 (UNLESS EXTENDED TO A LATER CLOSING DATE AT THE CONCLUSION OF THE OFFER PERIOD). ADS HOLDERS WILL HAVE THE RIGHT TO WITHDRAW THEIR ACCEPTANCE OF THE OFFER FROM THE DATE OF THIS LETTER UNTIL THE SPECIFIED TIME ON THE LAST DAY OF THE OFFER PERIOD. PLEASE NOTE THAT THE TENDER AGENT’S HOURS OF BUSINESS ARE 9:00 A.M. TO 5:00 P.M. NEW YORK TIME.

The Tender Agent is:

COMPUTERSHARE TRUST COMPANY, N.A.

By Mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940	By Hand or Overnight Delivery: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 150 Royall Street Canton, MA 02021
The Information Agent is: GEORGESON LLC (866) 679-2303

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Tender Agent. You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below.

The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Certain terms used in this Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the US Offer Document.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

DESCRIPTION OF ADSs TENDERED
Names(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on ADR(s))	ADS(s) Tendered (Please attach additional list if necessary)
Change Address as Necessary	ADR Serial Number(s)*	Total Number of ADSs Represented by ADR(s)*	Number of ADSs Tendered**

Total ADR(s) :

*	Need not be completed for book-entry transfers.
**	Unless otherwise indicated, it will be assumed that all ADSs delivered to the Tender Agent are being tendered. See Instruction 4.

☐	CHECK HERE IF ANY ADRs REPRESENTING ADSs THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 10.

Number of ADSs represented by the lost, stolen or destroyed ADRs: __________________

TENDERING HOLDERS OF ADSs EVIDENCED BY ADRs WILL RECEIVE PAYMENT IN US DOLLARS.

ACCEPTANCE OF THE LUFAX US OFFER IN RESPECT OF LUFAX SHARES CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. If you are resident in the United States and hold Lufax Shares that are not represented by ADSs (a “US Shareholder”), you can obtain a Blue Form of Acceptance for accepting the Lufax US Offer by contacting the Information Agent at (866) 679-2303. If you are a non-US Shareholder and hold Lufax Shares that are not represented by ADSs, you can obtain a White Form of Acceptance for accepting the Lufax non-US Offer in respect of those Lufax Shares by contacting the Lufax Registrar, Tricor Investor Services Limited at 17/F, Far East Finance Centre, 16 Harcourt Road.

Delivery of a properly completed and duly executed Letter of Transmittal, ADRs evidencing ADSs (or book-entry transfer of such ADSs) and any other required documents to the Tender Agent by a holder of ADSs will be deemed (without any further action by the Depositary) to constitute an acceptance of the Lufax US Offer by such holder with respect to such ADSs subject to the terms and conditions set out in the US Offer Document and this Letter of Transmittal.

This Letter of Transmittal is to be used if ADRs evidencing ADSs are to be forwarded herewith. If delivery of ADSs is to be made by book-entry transfer to an account maintained by the Tender Agent at a Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth in section 1 of Appendix I — Further Terms and Procedures for Acceptance of the Offer of the US Offer Document, then either this Letter of Transmittal or an Agent’s Message, as defined in the US Offer Document, should be used.

Holders of ADSs should contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Lufax US Offer. The Joint Offerors will not pay fees or commissions to any broker or dealer or any other person for soliciting tenders of ADSs pursuant to the Lufax US Offer.

TENDER OF ADSs

☐

CHECK BOX IF ADSs IN RESPECT OF WHICH THE LUFAX US OFFER IS BEING ACCEPTED ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE TENDER AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER ADSs BY BOOK-ENTRY TRANSFER):

Name of Delivering Institution:

Account Number at The Depository Trust Company:

Transaction Code Number:

By crediting the ADSs to the Tender Agent’s account at the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Lufax US Offer, including transmitting to the Tender Agent an Agent’s Message, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such ADSs all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Tender Agent.

Ladies and Gentlemen:

The undersigned acknowledges that he or she has received and reviewed the offer document dated September 27, 2024 (the “US Offer Document”), and this Letter of Transmittal, which together contain the offer by An Ke Technology Company Limited, a limited liability company incorporated in Hong Kong, and China Ping An Insurance Overseas (Holdings) Limited, a limited liability company incorporated in Hong Kong (the “Joint Offerors”), to purchase, upon the terms and subject to the conditions set out in the US Offer Documents and this Letter of Transmittal, all of the issued and to be issued ordinary shares, par value of US$0.00001 per share (“Lufax Shares”), of Lufax Holding Ltd, a company incorporated in the Cayman Islands with limited liability (“Lufax”), held by US holders and all of the issued American Depositary Shares (“ADSs”), each representing two Lufax Share and evidenced by American Depositary Receipts (“ADRs”), wherever located (the “Lufax US Offer”). The Lufax US Offer will remain open for acceptance by US Shareholders during the Offer Period, which expires at 4:00 A.M. (New York time) on October 28, 2024 (the “Expiration Date”), unless extended to a later closing date at the conclusion of the Offer Period. US Shareholders have the right to withdraw their acceptance of the Lufax US Offer from the date of this letter until the Expiration Date. Certain terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the US Offer Document.

The offer price for the ADSs is US$2.254 per ADS (2 times / twice the Lufax non-US Offer price of US$1.127 per Lufax Share since each ADS represents 2 Lufax Shares), less any dividends, and less any withholding taxes.

The Joint Offerors are also making separate, concurrent offers (the “Lufax non-US Offer”) for Lufax Shares held by non-US Shareholders and Lufax’s outstanding options (the “Lufax Option Offer”). This Letter of Transmittal relates only to the Lufax US Offer and should be read in conjunction with the US Offer Document.

The undersigned hereby accepts the Lufax US Offer with respect to the ADSs evidenced by ADRs (which expression in this Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, Lufax Shares represented thereby) specified in the box entitled “Description of ADSs Tendered” subject to the terms and conditions set forth in the US Offer Document and this Letter of Transmittal, and instructs the Tender Agent to inform the Joint Offerors in writing that the Lufax US Offer has been so accepted.

The undersigned hereby acknowledges that delivery of this Letter of Transmittal, ADRs evidencing tendered ADSs (or book-entry transfer of such ADSs) and any other required documents to the Tender Agent by a holder of ADSs will be deemed (without any further action by the Tender Agent) to constitute acceptance of the Lufax US Offer by such holder in respect of such holder’s ADSs, subject to the terms and conditions set out in the US Offer Document and this Letter of Transmittal.

The undersigned understands that acceptance of the Lufax US Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the US Offer Document, will constitute a binding agreement between the undersigned and the Joint Offerors upon the terms and subject to the conditions of the Lufax US Offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE ADSs THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE LUFAX SHARES REPRESENTED BY SUCH ADSs MAY NOT BE MADE.

The undersigned hereby delivers to the Tender Agent for tender to the Joint Offerors the above-described ADSs evidenced by ADRs for which the Lufax US Offer is being accepted, in accordance with the terms and conditions of the US Offer Document and this Letter of Transmittal.

Upon, and subject to, the terms of the Lufax US Offer (including, if the Lufax US Offer is extended, revised or amended, the terms or conditions of any such extension, revision or amendment), and effective at the time that all conditions of the Lufax US Offer have been satisfied, fulfilled or, where permitted, waived (at which time the Joint Offerors will give notice thereof to the Tender Agent), and if the undersigned has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Joint Offerors all right, title and interest in and to all ADSs evidenced by ADRs with respect to which the Lufax US Offer is being accepted (and any and all ADSs or other securities or rights issuable in respect of such ADSs) and irrevocably constitutes and appoints the Tender Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs (and any such other ADSs, securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver ADRs for such ADSs (and any such other ADSs, securities or rights) or accept transfer of ownership of such ADSs (and any such other ADSs, securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Joint Offerors, (b) present such ADRs for such ADSs (and any other such ADSs, securities or rights) for transfer and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any such other ADSs, securities or rights), all in accordance with the terms of the Lufax US Offer.

The undersigned agrees that the execution of this Letter of Transmittal (together with any signature guarantees) and its delivery to the Tender Agent (or the completion of the book-entry transfer procedures) shall constitute an authority to the Joint Offerors or any of their respective directors, authorised representatives and agents as his attorney and/or agent.

By executing this Letter of Transmittal as set forth above, the tendering holder of ADSs evidenced by ADRs agrees that, effective from and after the date hereof: (a) the Joint Offerors or its agents shall be entitled to direct the exercise of any votes attaching to Lufax Shares represented by any ADSs in respect of which the Lufax US Offer has been accepted or is deemed to have been accepted (the “accepted ADSs”) and any other rights and privileges attaching to such Lufax Shares, including any right to requisition a general meeting of Lufax or of any class of its securities; and (b) the execution of this Letter of Transmittal by a holder of ADSs (together with any signature guarantees) and its delivery to the Tender Agent shall constitute in respect of accepted ADSs (i) an authority to Lufax or its agents from the tendering holder of accepted ADSs to send any notice, circular, warrant, document or other communications that may be required to be sent to him or her as a holder of ADSs to the Joint Offerors at their registered office, (ii) an authority to the Joint Offerors or their agent to sign any consent to short notice of a general meeting or separate class meeting on behalf of the holder of accepted ADSs and/or to execute a form of proxy in respect of the accepted ADSs appointing any person nominated by the Joint Offerors to attend general meetings and separate class meetings of Lufax or any adjournment thereof and to exercise the votes attaching to Lufax Shares represented by such accepted ADSs on his or her behalf, and (iii) the agreement of the tendering holder of accepted ADSs not to exercise any such rights without the consent of the Joint Offerors and the irrevocable undertaking of such tendering holder of accepted ADSs not to appoint a proxy for or to attend any such general meetings or separate class meetings.

By executing this Letter of Transmittal as set forth above, the tendering ADS Holder represents and warrants that the tendering holder of accepted ADSs has full power and authority to accept the Lufax US Offer and to tender, sell, assign and transfer ADSs (and Lufax Shares represented by such ADSs) in respect of which the Lufax US Offer is being accepted or deemed to be accepted (and any and all other ADSs, securities or rights issued or issuable in respect of such ADSs) and, when the same are purchased by the Joint Offerors, the Joint Offerors will acquire good title thereto, free from all liens, charges, equitable interests, third party rights and interests and encumbrances and together with all rights now or hereafter attaching thereto, including voting rights and the right to receive all dividends and other distributions (if any) declared, made or paid with respect to Lufax Shares represented by ADSs. The tendering holder of accepted ADSs will, upon request, execute any additional documents deemed by the Tender Agent or the Joint Offerors to be necessary or desirable to complete the sale, assignment and transfer of ADSs evidenced by ADRs in respect of which the Lufax US Offer is being accepted (and any and all other ADSs, securities or rights).

By executing this Letter of Transmittal as set forth above, the tendering holder of ADSs irrevocably undertakes, represents and warrants to and agrees with the Joint Offerors (so as to bind him or her and his or her personal representatives, heirs, successors and assigns) to the effect that such tendering holder of accepted ADSs: (i) has not received or sent copies or originals of the US Offer Document or this Letter of Transmittal or any related offering documents in, into or from any jurisdiction where to do so would constitute a violation of the relevant laws of such jurisdiction; (ii) has not used in connection with the Lufax US Offer or the execution or delivery of this Letter of Transmittal, directly or indirectly, the mails of, or any means or instrumentality (including, without limitation, e-mail, facsimile transmission, telex and telephone) of interstate or foreign commerce of, or any facilities of a national securities exchange of any jurisdiction where to do so would constitute a violation of the relevant laws of such jurisdiction; (iii) is accepting the Lufax US Offer from outside any jurisdiction where to do so would constitute a violation of the relevant laws of such jurisdiction; and (iv) is not an agent or fiduciary acting on a non-discretionary basis for a principal, unless such agent or fiduciary is an authorized employee of such principal or such principal has given all instructions with respect to the Lufax US Offer from outside any jurisdiction where to do so would constitute a violation of the relevant laws of such jurisdiction.

This Letter of Transmittal relates to the tender of ADSs. For the avoidance of doubt, by delivery of this Letter of Transmittal to the Tender Agent in respect of ADSs, the undersigned agrees not to instruct, and nothing in this Letter of Transmittal shall be interpreted or deemed to be an instruction to Citibank, N.A., as Depositary under the deposit agreement between Lufax and Citibank, N.A. to accept the Lufax US Offer for Lufax Shares made by the Joint Offerors in respect of the Lufax Shares represented by such ADSs.

The undersigned further agrees that by delivery of this Letter of Transmittal to the Tender Agent in respect of ADSs, the undersigned will not, unless such Letter of Transmittal is validly withdrawn, deliver such ADSs to the Tender Agent to request withdrawal of the Lufax Shares represented by such ADSs.

To withdraw an acceptance in relation to the Lufax US Offer, you must deliver a written notice of withdrawal with the name of the person who has tendered the Lufax Shares, the number of Lufax Shares to be withdrawn, and bearing the original signature of the relevant accepting Lufax Shareholder or his/her agent(s) duly appointed in writing (evidence of whose appointment satisfactory to the Joint Offerors is produced with the notice of withdrawal) to the Tender Agent before the Expiration Date. The Lufax US Offer will be deemed not to have been validly accepted in respect of any Lufax Shares acceptances for which have been validly withdrawn.

References in this Letter of Transmittal to an ADS Holder shall include references to the person or persons executing a Letter of Transmittal and, in the event of more than one person executing a Letter of Transmittal, the provisions of this Letter of Transmittal shall apply to them jointly and to each of them.

All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, personal representatives and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Unless otherwise indicated herein under “Special Payment Instructions”, the undersigned hereby instructs the Tender Agent to issue, or cause to be issued, the check for the Offer Price in the name(s) of the registered holder(s) appearing under “Description of ADSs Tendered”. Similarly, unless otherwise indicated under “Special Delivery Instructions”, the undersigned hereby instructs the

Tender Agent to mail, or cause to be mailed, the check for the Offer Price and/or return, or cause to be returned, any ADRs evidencing ADSs in respect of which the Lufax US Offer is not being accepted or which are not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of ADSs Tendered”. In the event that the “Special Payment Instructions” and/or the “Special Delivery Instructions” are completed, the undersigned hereby instructs the Tender Agent to (i) issue and/or mail, or cause to be issued and/or mailed, the check for the Offer Price, if any, in the name of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any ADRs evidencing ADSs in respect of which the Lufax US Offer is not being accepted or which are not purchased, if any, to the person at the address so indicated. In the case of a book-entry delivery of ADSs evidenced by ADRs, the undersigned hereby instructs the Tender Agent to credit the account maintained at the Book-Entry Transfer Facility with any ADSs in respect of which the Lufax US Offer is not being accepted or which are not purchased. The undersigned recognizes that the Depositary will not transfer any ADSs which are not purchased pursuant to the Lufax US Offer from the name of the registered holder thereof to any other person.

The undersigned hereby instructs the Tender Agent to pay all amounts payable to the undersigned pursuant to the Lufax US Offer in U.S. dollars, and pay such amounts (net of fees and expenses) by check payable in U.S. dollars.

SUBJECT TO THE TERMS OF THE US OFFER DOCUMENT, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE LUFAX US OFFER SHALL NOT BE MADE, UNTIL ADRs EVIDENCING ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED HEREBY AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE TENDER AGENT AS PROVIDED IN THE US OFFER DOCUMENT AND THIS LETTER OF TRANSMITTAL.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

☐

Check box and complete ONLY if the check for the Offer Price with respect to ADSs purchased is to be issued in the name of someone other than the undersigned, if the ADRs not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if the ADRs tendered hereby and delivered by book-entry transfer that are not accepted for payment are not to be returned by credit to an account maintained at DTC other than the account indicated above.

Check one:

Issue

☐   Check and     ☐     ADRs (if applicable) to:

Name

Address

(Including Zip Code)

☐	Credit ADSs tendered by book-entry transfer that are not accepted for payment.

(Account Number)

Tax Identification or Social Security Number

(See Substitute Form W-9 included herein)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

☐

Check box and complete ONLY if the check for the Share Office Price with respect to ADSs purchased and/or ADRs evidencing ADSs in respect of which the Lufax US Offer is not accepted or which are not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail

☐   Check     ☐     ADR certificates

To:

Issue to:

Name

Address

(Including Zip Code)

Tax Identification or Social Security Number

(See Substitute Form W-9 included herein)

SIGN HERE

(Also complete Substitute Form W-9 included herein)

X
Sign Here
X
Sign Here
X
(Signature(s) of All Registered Holder(s))

Dated _________________, 2024

(Must be signed by registered holder(s) exactly as name(s) appear(s) on ADRs evidencing ADSs or by person(s) to whom ADRs surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

Name(s)

(Please Type or Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

Tax Identification or Social Security No.

GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5)

Name(s)

(Please Type or Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

Tax Identification or Social Security No.

Dated _________________, 2024

PAYER’S NAME: COMPUTERSHARE TRUST COMPANY, N.A., AS TENDER AGENT
SUBSTITUTE FORM W-9	PART 1- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number or Employer Identification Number (Taxpayer Identification Number)

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 2 — Certifications. Under penalties of perjury, I certify that: (1) the number shown on this form is my correct Taxpayer Identification Number (TIN) (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out Item (2) above if you have been notified by the IRS that you are temporarily subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

Part 3 Awaiting TIN
Part 4 Exempt

Name
Address
(Including Zip Code)

Signature:	Date: , 2024

NOTE:   FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE LUFAX US OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9:

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 3 (and have completed this Certificate of Awaiting TIN), all reportable payments made to me prior to the time I provide the Tender Agent with a properly certified taxpayer identification number will be subject to a 28 percent backup withholding tax.

Signature: _________________________      Date: _________________________ , 2024

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE LUFAX US OFFER

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) of the ADSs evidenced by ADRs in respect of which the Lufax US Offer is being accepted herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (b) the Lufax US Offer is being accepted in respect of such ADSs for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Association Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (an “Eligible Institution”) — see Instruction 5.

2. Delivery of Letter of Transmittal and ADSs. This Letter of Transmittal is to be completed either if ADRs evidencing ADSs are to be forwarded herewith or if delivery is to be made by book-entry transfer to an account maintained by the Tender Agent at a Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set out in section 1 of Appendix I — Further Terms and Procedures for Acceptance of the Offer of the US Offer Document. ADRs evidencing ADSs or confirmation of a book-entry transfer of such ADSs into the Tender Agent’s account at a Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal must be delivered to the Tender Agent at one of its addresses set forth herein. The Tender Agent will not accept delivery by email or facsimile.

THE METHOD OF DELIVERY OF ADSs EVIDENCED BY ADRs AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING HOLDERS OF ADSs. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent acceptance will be accepted and no fractional ADSs will be purchased. All accepting holders of ADSs, by execution of this Letter of Transmittal (or, in the case of a book-entry transfer, an Agent’s Message), waive any right to receive any notice of the acceptance of their ADSs for payment.

3. Inadequate Space. If the space provided herein is inadequate, the serial numbers of the certificates and/or the number of ADSs should be listed on a separate schedule attached hereto.

4. Partial Acceptances (Not Applicable to Book-Entry Transfers). If fewer than all the ADSs evidenced by ADRs delivered to the Tender Agent are to be tendered hereby, fill in the number of ADSs that are to be tendered in the box entitled “Number of ADSs Tendered”. In such case, except as otherwise provided in this Letter of Transmittal, a new ADR for the untendered ADSs will be sent to the registered holder, unless otherwise provided in the appropriate box entitled “Special Delivery Instructions” on this Letter of Transmittal, as promptly as practicable following the date on which ADSs are accepted for payment.

All ADSs delivered to the Tender Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADRs without any change whatsoever.

If any of the ADSs evidenced by ADRs tendered hereby are owned of record by two or more owners, all such owners must sign this Letter of Transmittal.

If any of the tendered ADSs are registered in different names on different ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of ADRs.

If this Letter of Transmittal or any ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Joint Offerors of their authority so to act must be submitted.

When this Letter of Transmittal is signed by the registered holder(s) of ADSs listed and transmitted hereby, no endorsements of ADRs or separate stock powers are required unless delivery of the cash is to be to a person other than the registered holder(s). Signatures on such ADRs or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs listed, ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on ADRs evidencing such ADSs. Signatures on such ADRs or stock powers must be guaranteed by an Eligible Institution.

6. Stock Transfer Taxes. the Joint Offerors will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or its order of ADSs evidenced by ADRs pursuant to the Lufax US Offer. If, however, payment of the cash is to be made to any person other than the registered holder(s), or if the tendered ADSs are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s) payment on account of the transfer to such person) will be deducted from the Share Office Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to ADRs listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions. If the check for the Share Office Price is to be issued in the name of a person other than the signer of this Letter of Transmittal or if the check for the Share Office Price is to be sent and/or any ADRs evidencing ADSs in respect of which the Lufax US Offer is not being accepted or which are not purchased are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown on the reverse, the boxes labeled “Special Payment Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal should be completed.

8. 28 Percent U.S. Backup Withholding. In order to avoid backup withholding of U.S. Federal income tax, a holder of ADSs must provide the Tender Agent with his or her correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding. A holder’s TIN is either its Social Security Number or its Employer Identification Number. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service (“IRS”) and cash payments made with respect to the Lufax US Offer may be subject to backup withholding at a rate of 28 percent.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the IRS.

The TIN that is to be provided on Substitute Form W-9 is that of the registered holder(s) of the ADSs or of the last transferee appearing on the transfer attached to, or endorsed on, the ADSs. The TIN for an individual is his or her Social Security Number. Each tendering holder of ADSs generally is required to notify the Tender Agent of his or her correct TIN by completing Substitute Form W-9 contained herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and that (1) such holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the IRS has notified such holder that such holder is no longer subject to backup withholding (see Part 2 of Substitute Form W-9). Notwithstanding that the “Awaiting TIN” box is checked (and the Certification is completed), the Tender Agent will withhold 28 percent on any cash payment of the Share Office Price for the tendered ADSs made prior to the time it is provided with a properly certified TIN.

Exempt persons (including, among others, corporations) are not subject to backup withholding and should so certify on Substitute Form W-9. A foreign individual or foreign entity may qualify as an exempt person by submitting a statement (on Form W-8BEN), signed under penalties of perjury, certifying such person’s foreign status. Form W-8BEN can be obtained from the Tender Agent. A holder of ADSs should consult his or her tax advisor as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

9. Lost, Destroyed or Stolen Certificates. If any ADR evidencing ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the Tender Agent by checking the box immediately following the box entitled “Description of ADSs Tendered” and indicating the number of ADSs evidenced by such lost, destroyed or stolen ADRs. The holder may also call the Information Agent, toll-free in the United States, (866) 679-2303 for assistance. The holder thereof will then be instructed as to the steps that must be taken in order to replace such ADRs. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen ADRs have been followed.

Holders of Lufax Shares. Lufax Shareholders resident in the United States have been sent a Blue Form of Acceptance with the US Offer Document, and Lufax Shareholders resident outside the United States have been sent a White Form of Acceptance with the Composite Document and may not tender Lufax Shares pursuant to this Letter of Transmittal. If any holder of Lufax Shares which are not represented by ADSs needs to obtain a copy of the Blue Form of Acceptance to tender in the Lufax US Offer, such holder should contact the Information Agent (Georgeson, LLC) at (866) 679-2303. If such holder needs to obtain a copy of the White Form of Acceptance to tender in the Lufax Non-US Offer, such holder should contact Lufax’s Registrar, Tricor Investor Services Limited at 17/F, Far East Finance Centre, 16 Harcourt Road.

September 27, 2024